Supplement Dated January 16, 2024
To The Prospectuses Dated August 28, 2023 For

JACKSON ADVANTAGE®, PERSPECTIVE II®, and PERSPECTIVE ADVISORY II®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Jackson of NY Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

➢    Effective January 16, 2024, in the section titled "ACCESS TO YOUR MONEY", in the subsection titled "Guaranteed Minimum Withdrawal Benefits for a Single Life or two Covered Lives with Combinations of Optional Bonus Percentage Amounts, Annual or Quarterly Contract Value-Based Step-Ups, and Guaranteed Death Benefit (“Flex GMWB” and “Flex with Joint Option GMWB”)", the fourth paragraph is deleted and replaced with the following:

The different benefit options are intended to address different investor needs. The combination of features included in the Value benefit option are intended to be the most cost conscious of the benefit options, and generally will include the lowest bonus option and income stream option, coupled with the most conservative step-up option for the lowest cost of the available benefit options. The combination of features in the Core benefit option are intended to provide a higher income stream guarantee when compared to the Value benefit option, offered at a slightly higher cost. The combination of features in the Plus benefit option generally provide the highest bonus option and the most beneficial step-up option for the highest cost when compared to the other benefit options available. For investors who wish to add legacy protection, the add-on Flex Guaranteed Minimum Death Benefit is available for an additional cost in connection with elections of the single-life versions of the Value and Core benefit options.
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(To be used with JMV23538NY 08/23, JMV21451NY 08/23 and JMV18691NY 08/23)

VPS00052 01/24